SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) July 20, 2004

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 12. Results of Operations and Financial Condition

AMERISERV FINANCIAL Inc. (the "Registrant") press release dated July 20, 2004, announcing its earnings for the three (3)and six (6) month periods ended June 30, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference

Exhibits

--------

Exhibit 99.1 Press release dated July 20, 2004, announcing its earnings for the three (3) and six (6) month periods ended June 30, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: July 20, 2004

Exhibit 99.1

Jeffrey A. Stopko

    July 20, 2004

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL REPORTS FIFTH CONSECUTIVE QUARTER OF PROFITABILITY AND REDUCED NON-PERFORMING ASSETS

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) completed its fifth consecutive quarter of profitability by reporting net income for the second quarter of 2004 of $254,000 or $0.02 per diluted share.  For the six month period ended June 30, 2004, the Company has now earned $480,000 or $0.03 per diluted share which represents an increase over the net income of $120,000 or $0.01 per diluted share reported for the six month period ended June 30, 2003.  The following table highlights the Company’s financial performance for both the three and six month periods ended June 30, 2004 and 2003:

	Second Quarter 2004	Second Quarter 2003	Six Months Ended June 30, 2004	Six Months Ended June 30, 2003
Net income	$254,000	$915,000	$480,000	$120,000
Diluted earnings per share	0.02	0.07	0.03	0.01

Allan R. Dennison, President and Chief Executive Officer, commented, “The AmeriServ Turnaround continues in spite of the volatility of financial markets.  We are pleased to see progress in deposit growth, the slowing of erosion in the loan portfolio, the decline in the level of non-performing assets, and the decline in non-interest expense.  In the few months since I have joined the Company, I am impressed with the commitment of our employees to maintain our focus as a community bank and to take the necessary steps to improve the performance of this Company.”

The Company’s provision for loan losses totaled $259,000 or 0.21% of total loans in the second quarter of 2004.  This represented a decrease of $275,000 from the second quarter 2003 provision of $534,000 or 0.40% of total loans.  For the first six months of 2004, the Company’s provision for loan losses totaled $643,000 or 0.26% of total loans, a decrease of $1.6 million from the provision of $2.2 million or 0.80% of total loans recorded in the first six months of 2003.  Net charge-offs in the first half of 2004 totaled $1.2 million or 0.48% of total loans compared to net charge-offs of $312,000 or 0.11% of total loans in the first half of 2003.  The higher net charge-offs in the first six months of 2004 reflect a $625,000 write-down of a $4.8 million loan on a personal care facility that was moved into other real estate owned and increased charge-offs on small business commercial loans.  Overall, however, the lower provision for loan losses in 2004 reflects improvements in asset quality most evidenced by lower levels of classified loans and non-performing assets.  While the Company is pleased with this early improvement in asset quality, it continues to closely monitor the portfolio given its existing level of non-performing assets and problem credits.

Non-performing assets totaled $10.2 million at June 30, 2004, which represented a decrease of $3.3 million or 24.7% from the March 31, 2004 level of $13.5 million.  This decline resulted primarily from successful work-out efforts on problem credits which included the collection of over $2 million on the personal care facility housed in other real estate owned.  The Company’s allowance for loan losses totaled $10.9 million at June 30, 2004 providing 108% coverage of non-performing assets.  Overall, the allowance for loan losses as a percentage of total loans amounted to 2.18% at June 30, 2004 compared to 2.32% at December 31, 2003, and 2.27% at June 30, 2003.

The Company’s net interest income in the second quarter of 2004 decreased by $521,000 from the prior year second quarter and for the first six months of 2004 declined by $956,000 when compared to the first six months of 2003.  This decline resulted from a reduced level of earning assets and a 13 basis point drop in the net interest margin to 2.32% for the first half of 2004.  Loan portfolio shrinkage experienced during the majority of 2003 was a predominant factor contributing to both the lower level of earning assets and the net interest margin contraction.  While the Company has generated increased new commercial loan production in 2004, the effects of heightened pay-offs continue to constrain the size of total loans outstanding.  A strategic focus on deposit generation has caused the Company to experience a rebuilding and growth of deposits since the low point reached in the third quarter of 2003.

The Company’s total non-interest income declined by approximately $1.5 million when both the second quarter and first six months of 2004 are compared to the same 2003 periods.  Fewer gains realized on asset sales was the primary factor responsible for the lower non-interest income in 2004.  Specifically, gains realized on the sale of investment securities dropped by $1.3 million in the second quarter of 2004 and by $1.7 million for the six month period due to the higher interest rate environment in place in 2004.  This higher rate environment in 2004 also had a negative impact on new residential mortgage origination and refinance volumes as gains realized on the sale of mortgage loans into the secondary market decreased by $106,000 in the second quarter and $239,000 for the six month period ended June 30, 2004.  This lower level of new mortgage origination activity in 2004 was also the main factor responsible for the decrease in other non-interest income.  These negative items were partially offset by a $108,000 or 4.3% increase in trust fees due to continued successful union related new business development efforts.  Also the Company benefited from the non-recurrence of a $758,000 loss on the sale of approximately 70% of its mortgage-servicing portfolio in the first quarter of 2003.  This significant downsizing of the mortgage-servicing asset reduced the level of interest rate risk and earnings volatility of the Company.

The Company’s non-interest expense in the second quarter of 2004 favorably decreased by $830,000 from the prior year second quarter and for the first six months of 2004 declined by $1.3 million when compared to the first six months of 2003.  The largest factor causing the six month decrease was a net favorable change of $784,000 in the impairment charge on mortgage servicing rights as the higher interest rate environment and reduced mortgage refinancing activity caused an improvement in the value of the Company’s remaining mortgage servicing rights.  The Company also benefited from the non-recurrence in 2004 of a $199,000 goodwill impairment loss associated with the write-off of all goodwill within the mortgage-banking segment in the first quarter of 2003.  Excluding these impairment related charges, the remaining total non-interest expenses were still down by $296,000 between the first half of 2003 and first half of 2004 reflecting the Company’s continued focus on reducing and containing expenses.  Expense reductions were experienced in numerous categories including equipment expense, professional fees, and other expenses.

At June 30, 2004, ASRV had total assets of $1.178 billion and shareholders’ equity of $67 million or $4.81 per share.  The Company is well capitalized for regulatory purposes with an asset leverage ratio at June 30, 2004 of 7.71%, compared to a regulatory minimum of 5.0%.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA (A)

July 20, 2004

(In thousands, except per share and ratio data)

2004

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$226	$254	$480

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	1.21%	1.41%	1.31%
Net interest margin	2.39	2.25	2.32
Net charge-offs as a percentage of average loans	0.48	0.48	0.48
Loan loss provision as a percentage of average loans	0.31	0.21	0.26
Efficiency ratio	93.83	94.80	94.29

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.02	$0.03
Average number of common shares outstanding	13,962,010	13,969,211	13,965,611
Diluted	0.02	0.02	0.03
Average number of common shares outstanding	14,025,836	14,023,577	14,023,450
Cash dividends declared	0.00	0.00	0.00

2003

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)	$915	$120

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%	4.68%	0.31%
Net interest margin	2.48	2.41	2.45
Net charge-offs as a percentage of average loans	0.20	0.02	0.11
Loan loss provision as a percentage of average loans	1.19	0.40	0.80
Efficiency ratio	94.98	84.81	89.69

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.07	$0.01
Average number of common shares outstanding	13,923,010	13,935,086	13,929,082
Diluted	(0.06)	0.07	0.01
Average number of common shares outstanding	13,923,010	13,940,460	13,933,861
Cash dividends declared	0.00	0.00	0.00

    NOTES:

(A)

All quarterly data unaudited.

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

2004

	1QTR	2QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,099,564	$1,178,406
Investment securities	504,980	581,553
Loans	503,404	500,522
Allowance for loan losses	11,379	10,932
Goodwill and core deposit intangibles	13,905	13,547
Mortgage servicing rights	1,493	1,642
Deposits	656,348	670,941
Stockholders’ equity	77,721	67,213
Trust assets – fair market value	1,256,064	1,246,458
Non-performing assets	13,482	10,155
Asset leverage ratio	7.75%	7.71%
PER COMMON SHARE:
Book value (A)	$5.57	$4.81
Market value	6.10	5.55
Market price to book value	109.52%	115.50%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	415	412
Branch locations	23	23
Common shares outstanding	13,965,737	13,972,424

2003

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360	$1,167,610	$1,160,915	$1,147,886
Investment securities	546,427	554,967	577,374	552,662
Loans	555,335	525,591	496,951	503,387
Allowance for loan losses	11,415	11,916	11,872	11,682
Goodwill and core deposit intangibles	15,337	14,979	14,621	14,263
Mortgage servicing rights	2,214	1,784	1,859	1,718
Deposits	669,103	661,932	648,844	654,597
Stockholders’ equity	77,864	78,884	75,188	74,270
Trust assets – fair market value	1,091,391	1,146,695	1,107,022	1,145,660
Non-performing assets	11,687	10,163	11,227	11,411
Asset leverage ratio	7.23%	7.39%	7.48%	7.58%
PER COMMON SHARE:
Book value (A)	$5.59	$5.66	$5.39	$5.32
Market value	3.50	3.80	4.17	5.00
Market price to book value	62.61%	67.14%	77.37%	93.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416	427	422	413
Branch locations	23	23	23	23
Common shares outstanding	13,929,324	13,940,999	13,949,383	13,957,599

    NOTES:

    (A) Other comprehensive income had a negative impact of $0.61 on book value per share at June 30, 2004.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Quarterly data unaudited)

2004

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$7,691	$7,679	$15,370
Total investment portfolio	5,228	4,943	10,171
Total Interest Income	12,919	12,622	25,541

INTEREST EXPENSE
Deposits	2,543	2,529	5,072
All other funding sources	4,164	4,180	8,344
Total Interest Expense	6,707	6,709	13,416

NET INTEREST INCOME	6,212	5,913	12,125
Provision for loan losses	384	259	643
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,828	5,654	11,482

NON-INTEREST INCOME
Trust fees	1,267	1,347	2,614
Net realized gains on investment securities available for sale	937	111	1,048
Net realized gains on loans and loans held for sale	40	115	155
Service charges on deposit accounts	730	716	1,446
Net mortgage servicing fees	52	47	99
Bank owned life insurance	275	276	551
Other income	764	893	1,657
Total Non-interest Income	4,065	3,505	7,570

NON-INTEREST EXPENSE
Salaries and employee benefits	4,915	4,803	9,718
Net occupancy expense	757	699	1,456
Equipment expense	704	687	1,391
Professional fees	804	833	1,637
FDIC deposit insurance expense	72	71	143
Amortization of core deposit intangibles	358	358	716
Impairment charge (credit) for mortgage servicing rights	100	(264)	(164)
Other expenses	1,961	1,769	3,730
Total Non-interest Expense	9,671	8,956	18,627

INCOME BEFORE INCOME TAXES	222	203	425
Provision (benefit) for income taxes	(4)	(51)	(55)
NET INCOME	$226	$254	$480

2003

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$9,083	$8,595	$17,678
Total investment portfolio	5,660	5,631	11,291
Total Interest Income	14,743	14,226	28,969

INTEREST EXPENSE
Deposits	3,140	2,965	6,105
All other funding sources	4,956	4,827	9,783
Total Interest Expense	8,096	7,792	15,888

NET INTEREST INCOME	6,647	6,434	13,081
Provision for loan losses	1,659	534	2,193
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,988	5,900	10,888

NON-INTEREST INCOME
Trust fees	1,253	1,253	2,506
Net realized gains on investment securities available for sale	1,278	1,420	2,698
Net realized gains on loans and loans held for sale	173	221	394
Service charges on deposit accounts	767	800	1,567
Net mortgage servicing fees	71	77	148
Gain (loss) on sale of mortgage servicing	(758)	-	(758)
Bank owned life insurance	298	307	605
Other income	913	1,017	1,930
Total Non-interest Income	3,995	5,095	9,090

NON-INTEREST EXPENSE
Salaries and employee benefits	4,789	4,717	9,506
Net occupancy expense	752	701	1,453
Equipment expense	817	750	1,567
Professional fees	903	1,058	1,961
FDIC deposit insurance expense	28	26	54
Amortization of core deposit intangibles	358	358	716
Impairment charge (credit) for mortgage servicing rights	366	254	620
Goodwill impairment loss	199	-	199
Other expenses	1,908	1,922	3,830
Total Non-interest Expense	10,120	9,786	19,906

INCOME (LOSS) BEFORE INCOME TAXES	(1,137)	1,209	72
Provision (benefit) for income taxes	(342)	294	(48)
NET INCOME (LOSS)	$(795)	$915	$120

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(Quarterly Data Unaudited)

    Note:  2003 data appears before 2004.

2003

2004

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$525,935	$541,528	$495,519	$495,623
Deposits with banks	4,002	5,621	5,117	4,845
Federal funds sold	35	18	47	137
Total investment securities	531,834	514,836	554,425	548,093

Total interest earning assets	1,061,806	1,062,003	1,055,108	1,048,698

Non-interest earning assets:
Cash and due from banks	21,533	22,545	21,221	21,667
Premises and equipment	12,123	12,300	10,580	10,781
Other assets	69,670	70,453	69,903	68,181
Allowance for loan losses	(11,703)	(10,988)	(11,258)	(11,358)

Total assets	$1,153,429	$1,156,313	$1,145,554	$1,137,969

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$52,491	$51,520	$53,266	$52,552
Savings	103,238	102,678	106,627	105,928
Money market	124,827	126,529	118,704	119,567
Other time	284,879	287,046	279,128	276,684
Total interest bearing deposits	565,435	567,773	557,725	554,731
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	102,264	97,958	134,982	131,693
Advanced from Federal Home Loan Bank	264,861	266,509	226,050	226,430
Guaranteed junior subordinated deferrable interest debentures *	34,500	34,500	35,567	35,567
Total interest bearing liabilities	967,060	966,740	954,324	948,421

Non-interest bearing liabilities:
Demand deposits	104,057	105,952	107,295	106,820
Other liabilities	3,973	4,582	11,273	8,826
Stockholders’ equity	78,339	79,039	72,662	73,902
Total liabilities and stockholders’ equity	$1,153,429	$1,156,313	$1,145,554	$1,137,969

* - In the first quarter 2004 The Company adopted FIN46R which resulted in the deconsolidation of the capital trust subsidiary.